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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 24, 2005
                                                         ---------------

                           MEDICAL NUTRITION USA, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-18349               11-3686984
          --------                      -------               ----------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

           10 West Forest Avenue
           Englewood, New Jersey                               07631
           ---------------------                               -----
  (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number including area code: (201) 569-1188
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01.   OTHER EVENTS
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     On August 24, 2005, Medical Nutrition USA, Inc. issued a press release regarding the trading of its Class A and Class B warrants. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
----------   ---------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:
     --------

     The following exhibit is being furnished herewith:

     99.1. Medical Nutrition USA, Inc. press release dated August 24, 2005.


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

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MEDICAL NUTRITION USA, INC.


August 24, 2005                          By: /s/ MYRA GANS
                                             -----------------------------------
                                                 Myra Gans
                                                 ExecutiveVice President
                                                  and Secretary


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

                                  Exhibit Index


  Exhibit No.   Description
  -----------   -----------

     99.1.      Medical Nutrition USA, Inc. press release dated August 24, 2005.


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